FRANKLIN TEMPLETON

LIMITED DURATION INCOME TRUST

Annual Report

Franklin Templeton

Limited Duration Income Trust

Your Fund’s Goals and Main Investments: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage- and other asset-backed securities.

Dear Shareholder:

We are pleased to bring you Franklin Templeton Limited Duration Income Trust’s annual report for the fiscal year ended March 31, 2011.

Performance Overview

For the 12 months under review, Franklin Templeton Limited Duration Income Trust delivered cumulative total returns of +12.12% based on net asset value and +6.25% based on market price. Net asset value increased from $13.48 per share on March 31, 2010, to $14.01 at period-end, and the market price decreased from $13.40 to $13.14 over the same time. You can find the Fund’s performance data in the Performance Summary on page 7.

Economic and Market Overview

The U.S. economy expanded during the 12-month reporting period as consumer spending improved. The job market recovered slowly, and the unemployment

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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Portfolio Breakdown
Based on Total Investments as of 3/31/11*

Floating Rate Loans
34.8%
High Yield Corporate Bonds
33.4%
Mortgage-Backed Securities
21.8%
Other Asset-Backed Securities**
5.1%
Foreign Government & Agency Securities
1.7%
Investment-Grade Corporate Bonds
0.7%
Short-Term Investments & Other Net Assets
2.5%

*Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund and other financial leverage.

**Includes collateralized loan obligations.

rate fell from 9.7% in March 2010 to 8.8% in March 2011.[1] Remaining challenges to sustained economic recovery included elevated debt concerns and a struggling housing sector.

Early in the year, economic improvement and benign inflation trends prompted Federal Reserve Board (Fed) policymakers to maintain record-low interest rates and discontinue certain stimulus plans. In June, the Fed offered a more restrained view of the economy largely because of developments in Europe and signs the U.S. economic expansion lacked momentum. In November, to promote a stronger recovery and help maintain inflation levels the Fed believed consistent with its dual mandate to foster maximum employment and price stability, the Fed announced its intention to buy $600 billion of longer term Treasury securities by the end of the second quarter of 2011.

Crude oil prices began the reporting period at $84 per barrel. The falling U.S. dollar, positive economic data and geopolitical instability in North Africa and the Middle East drove oil prices to a 12-month high of $107 at period-end. As oil and food prices rose, the pace of inflation accelerated during the period.

Investor concerns about a slow economic recovery, the potential spillover effects of the European debt crisis, geopolitical instability in North Africa and the Middle East, and the multiple crises triggered by Japan's earthquake, tsunami and nuclear disaster led to market volatility. At times of uncertainty, wary investors favored short-term Treasuries, and Treasury yields dipped to low levels. Treasury prices rose and yields declined, reflecting general investor uncertainty. The two-year Treasury bill yield began the period at 1.02% and ended at 0.80%, while the 10-year Treasury note yield fell from 3.84% to 3.47%.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed

1. Source: Bureau of Labor Statistics.

2 | Annual Report

securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

The Fund’s fiscal year was marked by generally improving financial markets and economic conditions, which were occasionally interrupted by periods of increased volatility stemming mostly from the international arena. For example, toward the beginning of the period, renewed concerns over European sovereign debt problems caused a global sell-off in higher risk asset classes, including high yield corporate bonds and leveraged loans. Financial markets stabilized and recovered, aided in part by the Fed’s August 2010 announcement that it would reinvest in longer-term Treasury securities, followed by its November 2010 announcement that it would implement a second round of quantitative easing (QE2). High yield corporate bonds and leveraged loans rallied along with stocks, based on the belief that government policy would continue to be accommodative and would support economic growth and corresponding low default rates among credit-based investments. Global events came into play once again toward the end of the period, as popular uprisings in North Africa and the Middle East led to concerns of higher oil prices, and the devastating earthquake and tsunami in Japan impacted the world’s third largest economy and caused a nuclear crisis.

Overall, despite the volatility experienced during the Fund’s fiscal year, financial investments generally posted positive returns. The broader stock market, as measured by the Standard & Poor’s (S&P) 500 Index, returned +15.65%.2 Yields on the 10-year U.S. Treasury note fell sharply from 3.84% at the beginning of the period to a low of 2.41% in early October 2010, before renewed confidence in economic growth and certain signs of inflationary pressures drove up yields to 3.47% at period-end. In this environment, high yield corporate bonds returned +13.64%, as measured by the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.2 For the same period, leveraged loans returned +8.19%, as measured by the CS Leveraged Loan Index, which is designed to mirror the investable universe of the U.S. dollar-denominated

2. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 3

leveraged loan market; and mortgage-backed securities (MBS) returned +4.37%, as measured by the Barclays Capital U.S. MBS Index, which tracks performance of agency mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.2 Over the course of the year we reduced our exposure to high yield corporate bonds while increasing our exposure to leveraged loans and mortgage-backed securities.

High Yield Corporate Bonds

High yield bonds overcame occasional periods of volatility during the Fund’s fiscal year to generate a robust return of +13.64%, as measured by the CS High Yield Index.2 While U.S. Treasury yields declined slightly, a larger driver of returns was spread tightening, as high yield bond spreads over Treasuries declined nearly a full percentage point from 5.91% at the beginning of the period to 5.05% at the end.3 This spread tightening reflected a benign fundamental environment, with accommodative government policies bolstering economic growth and a robust high yield market affording companies the opportunity to refinance debt to extend maturities and in many cases lower interest costs. Accordingly, the outlook for defaults in the near future remained low by historical standards. In addition, with the Fed holding short-term rates near zero, investors searching for yield continued to turn to the high yield asset class, as reflected in strong reported investment inflows during the period. Although we remained positive toward the high yield asset class, we did somewhat reduce our overweighted position to increase exposure to other asset classes whose returns trailed those of high yield bonds over the past year.

Floating Rate Bank Loans

During the Fund’s fiscal year, the bank loan asset class returned +8.19%, as measured by the CS Leveraged Loan Index.2 Lower credit-quality loans rated B and CCC outperformed higher credit-quality loans rated split BB or higher.4 Supporting the loan market’s strong performance were solid company fundamentals and strong liquidity, which allowed upcoming loan maturities to be addressed and refinanced through new loans or through the bond market. Many of the new loan issues that came to market from the beginning of the period through early December offered attractive risk/reward opportunities. For most of the period, the asset class experienced strong inflows as investors

3. Source: Credit Suisse.

4. Source: Credit Suisse. Split BB means for credit rating agencies S&P and Moody’s Investors Service, a BB or equivalent rating by one agency and a B rating by the other.

4 | Annual Report

focused on the prospect of rising short-term interest rates. In addition, year-end amortization and loan repayments from new bond issuance also returned cash to investors in January, shifting the balance between supply and demand. In early 2011, strong demand exceeded new supply and led to a wave of refinancings and repricings of the newer vintage 2010 loans that had attractive risk/reward profiles. As these newer loans were refinanced, prices of older legacy loans also rallied closer to par amount as spreads tightened.

Toward period-end, the loan market pulled back a little following the earthquake and tsunami in Japan and the subsequent nuclear crisis, as well as geopolitical unrest in North Africa and the Middle East. However, market technicals and fundamentals remained strong. As companies refinanced upcoming loan maturities in the loan and bond markets, default rates declined steadily and ended the period well below historical averages. According to S&P Leveraged Commentary & Data (LCD), the 12-month loan default rate declined to three-year lows of 1.11% by principal amount and 1.62% by number of issuer at period-end.5

Mortgage-Backed and Asset-Backed Securities

High quality agency MBS performed well during the period and outperformed Treasuries but lagged the robust performance of the high yield corporate bond and bank loan sectors. The conclusion of the MBS purchase program prior to the start of the Fund’s fiscal year had a relatively muted impact on overall MBS market performance. Supply continued to be light, despite the lower interest rate environment, largely as a result of tightened lending standards within the mortgage issuance industry. Risks to the sector were balanced and mortgages were more fairly valued on a relative basis. Despite some volatility and large movements in fixed income markets throughout the period, mortgage-backed securities delivered solid returns, as slower prepayments and investor expectations for continued moderation of prepayment rates drove overall performance.

Although prepayment risk remained heightened, actual prepayment levels were constrained and generally slowed due to the associated cost of refinancing, loss of home equity, tighter underwriting standards and declining home prices. Our heaviest allocation was in 5.5% and 6.0% coupons, and we decreased exposure to 5% coupons and increased allocation to lower 4.0% and 4.5% coupons, concentrating on specified pools. We continued to invest in bonds from higher quality securitized sectors, as we found fundamentally sound bonds at attractive

5. Source: S&P LCD, “Standard & Poor’s LCD Quarterly Review,” First Quarter 2011.

Annual Report | 5

yields in these markets and remained allocated to higher-quality asset-backed securities and commercial mortgage-backed securities.

Sincerely,

Christopher J. Molumphy, CFA

Richard S. Hsu, CFA

Eric G. Takaha, CFA

Roger A. Bayston, CFA

Glenn I. Voyles, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 3/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal.

1. Figures are for common shares. As of 3/31/11, the Fund had leverage in the amount of 32.85% of the Fund’s total assets. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. 3. Assumes reinvestment of distributions at net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment plan.

5. Distribution rate is based on an annualization of the Fund’s 8.3 cent per share March dividend and the NYSE Amex closing price of $13.14 on 3/31/11.

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Annual Shareholders’ Meeting

September 23, 2010

At an annual Meeting of Shareholders of the Fund held on September 23, 2010, shareholders approved the election of the following persons as Trustees of the Fund.

8 | Annual Report

Important Notice to Shareholders

Options on Swap Agreements

Generally, the Fund may purchase options on credit default swaps and options on interest rate swaps, commonly known as swaptions. For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund. An option generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of an option receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.

When the Fund purchases an option on a swap, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. Such options also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change. With respect to the Fund’s purchase of options on credit default swaps, depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change.

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (Agent), P.O. Box 358035, Pittsburgh, PA 15252-8035, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund’s Dividend Reinvestment Plan Brochure. Participants may contact the Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

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The market price of shares on a particular date shall be the last sales price on NYSE Amex, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date.

Annual Report | 11

Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (866) 340-2909. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

12 | Annual Report

Franklin Templeton Limited Duration Income Trust

Financial Highlights

	Year Ended March 31,				
	2011	2010	2009	2008	2007
Per common share operating performance					
(for a common share outstanding throughout the year)					
Net asset value, beginning of year	$13.48	$10.15	$12.85	$14.24	$14.14
Income from investment operations:					
Net investment income[a]	0.98	0.93	0.93	1.28	1.32
Net realized and unrealized gains (losses)	0.65	3.40	(2.56)	(1.29)	0.16
Dividends to preferred shareholders from net investment income	(0.05)	(0.05)	(0.14)	(0.37)	(0.35)
Total from investment operations	1.58	4.28	(1.77)	(0.38)	1.13
Less distributions to common shareholders from net investment income	(1.05)	(0.95)	(0.93)	(1.01)	(1.03)
Net asset value, end of year	$14.01	$13.48	$10.15	$12.85	$14.24
Market value, end of year[b]	$13.14	$13.40	$ 8.92	$10.94	$14.27
Total return (based on market value per share)	6.25%	63.14%	(9.97)%	(16.64)%	19.66%
Ratios to average net assets applicable to common shares[c]					
Expenses before expense reduction	1.14%	1.15%	1.33%	1.28%	1.27%
Expenses net of expense reduction	1.14%	1.15%[d]	1.33%[d]	1.28%[d]	1.26%
Net investment income	7.15%	7.47%	8.16%	9.38%	9.32%
Supplemental data					
Net assets applicable to common shares, end of year (000's)	$375,016	$360,798	$271,679	$344,010	$380,813
Portfolio turnover rate	262.57%	220.09%	203.31%	47.48%	52.17%
Portfolio turnover rate excluding mortgage dollar rolls[e]	115.51%	66.07%	42.58%	47.48%	52.17%
Asset coverage per preferred share	$76,096	$78,092	$72,571[f]	$70,264	$75,107
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000

[a]Based on average daily common shares outstanding.

[b]Based on the last sale on the NYSE Amex.

[c]Based on income and expenses applicable to both common and preferred shares.

[d]Benefit of expense reduction rounds to less than 0.01%.

[e]See Note 1(e) regarding mortgage dollar rolls.

[f]Prior amount of $115,173 has been corrected to include the impact of mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2011

	Country	Shares	Value
Common Stocks (Cost $1,240,009) 0.1%			
Media 0.1%			
[a] Dex One Corp.	United States	40,000	$ 193,600
		Principal Amount*	
Corporate Bonds 50.7%			
Automobiles & Components 1.9%			
[b] Exide Technologies, senior secured note, 144A, 8.625%, 2/01/18	United States	500,000	536,250
Ford Motor Credit Co. LLC, senior note,			
7.50%, 8/01/12	United States	1,000,000	1,066,238
7.00%, 4/15/15	United States	1,000,000	1,081,855
6.625%, 8/15/17	United States	1,000,000	1,067,319
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	2,000,000	2,150,000
[b] TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	1,000,000	1,105,000
			7,006,662
Banks 0.1%			
Regions Bank, sub. note, 7.50%, 5/15/18	United States	300,000	317,273
Capital Goods 2.1%			
[b] Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	2,000,000	2,025,000
The Manitowoc Co. Inc., senior note,			
9.50%, 2/15/18	United States	1,500,000	1,665,000
8.50%, 11/01/20	United States	200,000	215,500
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,100,000	1,243,000
[b] Pinafore LLC/Inc., senior secured note, 144A, 9.00%, 10/01/18	United States	100,000	109,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	2,000,000	2,170,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	400,000	420,000
			7,847,500
Commercial & Professional Services 0.4%			
[c] Diversey Holdings Inc., senior note, PIK, 10.50%, 5/15/20	United States	1,400,000	1,632,750
Consumer Durables & Apparel 1.3%			
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	2,000,000	2,145,000
KB Home, senior note,			
6.375%, 8/15/11	United States	209,000	212,134
6.25%, 6/15/15	United States	1,400,000	1,393,000
[b] M/I Homes Inc., senior note, 144A, 8.625%, 11/15/18	United States	1,000,000	1,003,750
			4,753,884
Consumer Services 5.3%			
[b] CityCenter Holdings/Finance, senior secured note, 144A, 7.625%, 1/15/16	United States	500,000	518,750
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	1,500,000	1,661,250
[b] ClubCorp Club Operations Inc., senior note, 144A, 10.00%, 12/01/18	United States	1,100,000	1,111,000
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,423,750
MGM Resorts International, senior note, 6.75%, 4/01/13	United States	2,500,000	2,531,250

14 | Annual Report

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Services (continued)			
Norwegian Cruise Line Ltd., senior secured note, 11.75%, 11/15/16	United States	1,500,000	$ 1,754,063
Pinnacle Entertainment Inc., senior note, 8.625%, 8/01/17	United States	2,000,000	2,190,000
[b]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,200,000	798,000
Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%, 5/15/18	United States	2,000,000	2,182,500
[d]Station Casinos Inc., senior note, 7.75%, 8/15/16	United States	200,000	20
Universal City Development,			
senior note, 8.875%, 11/15/15	United States	1,200,000	1,312,500
senior sub. note, 10.875%, 11/15/16	United States	200,000	225,500
Visant Corp., senior note, 10.00%, 10/01/17	United States	2,000,000	2,170,000
			19,878,583
Diversified Financials 3.1%			
Ally Financial Inc.,			
[b]144A, 6.25%, 12/01/17	United States	1,000,000	1,020,000
senior note, 4.50%, 2/11/14	United States	1,000,000	1,002,500
[e]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,000,000	2,153,240
CIT Group Inc., senior secured sub. bond, 7.00%,			
5/01/15	United States	2,500,000	2,528,125
5/01/17	United States	500,000	501,875
GMAC Inc., senior note, 6.875%, 8/28/12	United States	1,000,000	1,055,000
International Lease Finance Corp.,			
senior note, 8.25%, 12/15/20	United States	600,000	658,500
[b]senior secured note, 144A, 6.75%, 9/01/16	United States	2,000,000	2,150,000
[b]TransUnion LLC/TransUnion Financing Corp., senior note, 144A, 11.375%, 6/15/18	United States	500,000	573,750
			11,642,990
Energy 10.7%			
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States	1,500,000	1,837,803
Antero Resources Finance, senior note, 9.375%, 12/01/17	United States	2,000,000	2,190,000
Berry Petroleum Co., senior note, 6.75%, 11/01/20	United States	300,000	310,125
[b]Carrizo Oil & Gas Inc., senior note, 144A, 8.625%, 10/15/18	United States	500,000	532,500
[b]Chaparral Energy Inc., senior note, 144A,			
9.875%, 10/01/20	United States	1,200,000	1,338,000
8.25%, 9/01/21	United States	200,000	206,500
[b]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	2,000,000	2,070,000
Chesapeake Energy Corp., senior note,			
6.625%, 8/15/20	United States	2,100,000	2,247,000
6.125%, 2/15/21	United States	500,000	516,875
Compagnie Generale de Geophysique-Veritas, senior note, 7.50%, 5/15/15	France	278,000	287,035
Consol Energy Inc., senior note, 8.00%, 4/01/17	United States	800,000	880,000

Annual Report | 15

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	1,500,000	$ 1,642,500
[b]El Paso Corp., senior note, 144A, 6.50%, 9/15/20	United States	1,500,000	1,623,750
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	1,200,000	1,311,000
[b]Energy XXI Gulf Coast Inc., senior note, 144A, 9.25%, 12/15/17	United States	1,700,000	1,823,250
[b]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,000,000	1,990,000
Holly Corp., senior note, 9.875%, 6/15/17	United States	800,000	908,000
[b]Linn Energy Corp., senior note, 144A,			
8.625%, 4/15/20	United States	1,500,000	1,672,500
7.75%, 2/01/21	United States	500,000	536,250
MarkWest Energy Partners LP/Finance Corp., senior note, 6.75%, 11/01/20	United States	1,000,000	1,030,000
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,000,000	1,065,000
[b]Offshore Group Investment Ltd., senior secured note, 144A, 11.50%, 8/01/15	United States	1,100,000	1,226,500
[b]OPTI Canada Inc., senior secured note, 144A,			
9.00%, 12/15/12	Canada	1,000,000	1,021,250
9.75%, 8/15/13	Canada	700,000	705,250
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	2,000,000	2,307,500
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	Venezuela	1,000,000	981,152
[b]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	1,500,000	1,477,500
Plains Exploration & Production Co., senior note, 10.00%, 3/01/16	United States	2,000,000	2,265,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	2,000,000	2,187,500
[b]SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18	United States	2,000,000	2,105,000
			40,294,740
Food & Staples Retailing 0.9%			
[b]Blue Merger Sub Inc., senior note, 144A, 7.625%, 2/15/19	United States	500,000	509,375
Rite Aid Corp., senior secured note,			
9.75%, 6/12/16	United States	1,700,000	1,895,500
8.00%, 8/15/20	United States	900,000	957,375
			3,362,250
Food, Beverage & Tobacco 1.6%			
[b]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	United States	600,000	567,000
[b]Dean Foods Co., senior note, 144A, 9.75%, 12/15/18	United States	1,700,000	1,753,125
JBS USA LLC, senior note, 11.625%, 5/01/14	United States	1,500,000	1,747,500
Pinnacle Foods Finance LLC, senior note,			
9.25%, 4/01/15	United States	1,000,000	1,048,750
8.25%, 9/01/17	United States	1,000,000	1,050,000
			6,166,375
Health Care Equipment & Services 1.9%			
HCA Inc., senior secured note, 9.125%, 11/15/14	United States	3,000,000	3,161,250
Tenet Healthcare Corp., senior secured note, 9.00%, 5/01/15	United States	1,000,000	1,105,000

16 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Health Care Equipment & Services (continued)			
[f]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	2,000,000	$ 2,125,000
[b]Vanguard Health Systems Inc., senior note, 144A, zero cpn., 2/01/16	United States	1,000,000	640,000
			7,031,250
Materials 4.9%			
[b]Aleris International Inc., senior note, 144A, 7.625%, 2/15/18	United States	400,000	403,000
[b]Atkore International Inc., senior secured note, 144A, 9.875%, 1/01/18	United States	600,000	643,500
[b]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	900,000	945,000
[b]Euramax International Inc., senior secured note, 144A, 9.50%, 4/01/16	United States	900,000	918,000
[b]FMG Resources August 2006 Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	500,000	518,750
6.875%, 2/01/18	Australia	1,400,000	1,466,500
[b]Huntsman International LLC, senior sub. note, 144A, 8.625%, 3/15/21	United States	300,000	328,500
[b]Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	100,000	109,625
[b]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,500,000	1,520,625
[b]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	1,500,000 EUR	2,316,703
[b]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,000,000	2,135,000
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	2,000,000	2,012,500
[b]Novelis Inc., senior note, 144A, 8.75%, 12/15/20	India	900,000	994,500
[b]Reynolds Group Holdings Ltd., senior note, 144A, 8.25%, 2/15/21	New Zealand	500,000	496,562
[b]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A,			
8.50%, 5/15/18	United States	2,000,000	2,035,000
9.00%, 4/15/19	United States	100,000	104,000
Solo Cup Co.,			
senior secured note, 10.50%, 11/01/13	United States	500,000	525,000
senior sub. note, 8.50%, 2/15/14	United States	1,000,000	900,000
[b]TPC Group LLC, senior secured note, 144A, 8.25%, 10/01/17	United States	100,000	106,000
			18,478,765
Media 5.6%			
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000	1,117,500
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	2,500,000	3,006,250
[b]Clear Channel Communications Inc., senior note, 144A, 9.00%, 3/01/21	United States	2,500,000	2,506,250
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	2,000,000	2,145,000
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	1,000,000	1,102,500
[b]Musketeer GmbH, senior secured note, 144A, 9.50%, 3/15/21	Germany	900,000 EUR	1,332,844
[b,f]Radio One Inc., senior sub. note, 144A, PIK, 15.00%, 5/24/16	United States	1,530,375	1,600,772
[b]Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	1,500,000 EUR	1,896,785

Annual Report | 17

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Media (continued)			
[b]Univision Communications Inc., senior secured note, 144A, 7.875%, 11/01/20	United States	1,000,000	$ 1,062,500
[b]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Cayman Islands	2,000,000	1,970,000
[b]UPCB Finance Ltd., senior secured note, 144A, 6.375%, 7/01/20	Cayman Islands	1,100,000 EUR	1,501,994
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	1,500,000	1,593,750
			20,836,145
Pharmaceuticals, Biotechnology & Life Sciences 0.7%			
[b]Giant Funding Corp., senior note, 144A, 8.25%, 2/01/18	Spain	800,000	825,000
[b]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	1,700,000	1,857,250
			2,682,250
Real Estate 0.4%			
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	1,500,000	1,455,000
Retailing 1.1%			
[b,g]Edcon Pty. Ltd., senior secured note, 144A, FRN, 4.423%, 6/15/14	South Africa	1,500,000 EUR	1,825,642
[b]Michaels Stores Inc., senior note, 144A, 7.75%, 11/01/18	United States	1,500,000	1,537,500
[b]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	600,000	645,000
			4,008,142
Semiconductors & Semiconductor Equipment 1.1%			
Advanced Micro Devices Inc., senior note,			
8.125%, 12/15/17	United States	400,000	418,000
7.75%, 8/01/20	United States	1,000,000	1,032,500
Freescale Semiconductor Inc., senior note,			
8.875%, 12/15/14	United States	1,000,000	1,041,250
[b]144A, 10.75%, 8/01/20	United States	1,000,000	1,127,500
[b]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	500,000	566,250
			4,185,500
Software & Services 0.6%			
[b]Sitel LLC, senior note, 144A, 11.50%, 4/01/18	United States	1,000,000	936,250
[b]SunGard Data Systems Inc., senior note, 144A, 7.625%, 11/15/20	United States	1,400,000	1,445,500
			2,381,750
Technology Hardware & Equipment 0.5%			
[b,h]CDW Escrow Corp., senior note, 144A, 8.50%, 4/01/19	United States	1,000,000	1,003,750
[b]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	700,000	735,000
			1,738,750
Telecommunication Services 4.3%			
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	2,000,000	2,020,000
Crown Castle International Corp., senior note, 9.00%, 1/15/15	United States	1,000,000	1,107,500
[b]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	1,000,000	1,046,500
[b,h]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,100,000	1,130,250

18 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
Frontier Communications Corp., senior note,			
7.875%, 4/15/15	United States	2,000,000	$ 2,165,000
8.25%, 4/15/17	United States	500,000	542,500
[b] Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	1,500,000	1,618,125
[b] Intelsat Jackson Holding Ltd., senior note, 144A, 7.25%,			
[h] 4/01/19	Luxembourg	2,000,000	2,007,500
10/15/20	Luxembourg	800,000	804,000
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	1,000,000	1,075,000
[b] West Corp., senior note, 144A, 7.875%, 1/15/19	United States	2,000,000	2,042,500
[b,f] Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	454,833 EUR	766,371
			16,325,246
Transportation 0.8%			
[b] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	800,000	795,000
[b] Ceva Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	United Kingdom	700,000	773,500
8.375%, 12/01/17	United Kingdom	100,000	102,688
11.50%, 4/01/18	United Kingdom	1,100,000	1,200,375
			2,871,563
Utilities 1.4%			
[b] Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	600,000	640,500
7.50%, 2/15/21	United States	1,000,000	1,040,000
7.875%, 1/15/23	United States	500,000	519,375
[b] Kinder Morgan Finance Co. LLC, secured senior note, 144A, 6.00%, 1/15/18	United States	1,300,000	1,348,750
[i] Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	1,500,000	885,000
[b,i] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 15.00%, 4/01/21	United States	1,065,000	883,950
			5,317,575
Total Corporate Bonds (Cost $177,449,125)			190,214,943
[g,j] **Senior Floating Rate Interests 51.8%**			
Automobiles & Components 1.1%			
Federal-Mogul Corp., Term Loan B, 2.188% - 2.198%, 12/27/14	United States	2,068,368	2,021,459
Tenneco Inc., Term Loan B, 4.807%, 6/03/16	United States	1,111,600	1,119,937
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	1,085,748	1,093,382
			4,234,778
Capital Goods 3.5%			
Goodman Global Inc., Initial Term Loan, 5.75%, 10/28/16	United States	4,139,200	4,169,909
The Manitowoc Co. Inc., Term Loan B, 8.00%, 11/06/14	United States	702,663	708,372

Annual Report | 19

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
g,i **Senior Floating Rate Interests (continued)**			
Capital Goods (continued)			
RBS Global Inc. (Rexnord),			
Incremental Tranche B-2, 2.50%, 7/22/13	United States	979,540	$ 973,826
Tranche B-1 Term B Loan, 2.813%, 7/22/13	United States	1,000,000	996,563
Sensus Metering Systems Inc., Term Loan B-3, 7.00%, 6/03/13	United States	1,045,591	1,050,819
Tomkins LLC and Tomkins Inc., Term B-1 Loan, 4.25%, 9/29/16	Netherlands	2,696,584	2,710,742
TransDigm Inc., Term Loan B, 4.00%, 2/14/17	United States	735,223	741,771
TriMas Co. LLC,			
Class A Tranche B Term Loan, 6.00% - 6.25%, 12/15/15	United States	1,515,248	1,526,612
Class A Tranche B-1 L/C, 6.00%, 12/15/15	United States	122,050	122,965
			13,001,579
Commercial & Professional Services 2.8%			
ARAMARK Corp.,			
Extended Synthetic L/C, 3.344%, 7/26/16	United States	174,490	174,773
Term Loan B Extended, 3.557%, 7/26/16	United States	2,653,233	2,657,545
Diversey Inc., Tranche B Dollar Term Loan, 4.00%, 11/24/15	United States	1,214,148	1,219,460
Interactive Data Corp., Term B Loans, 4.75%, 2/11/18	United States	2,440,000	2,453,935
Language Line LLC, Tranche B Term Loan, 6.25%, 6/20/16	United States	495,009	499,753
Nielsen Finance LLC (VNU Inc.),			
Class A Term Loan, 2.259%, 8/09/13	United States	151,161	150,499
Class C Dollar Term Loan, 3.759%, 5/02/16	United States	2,476,466	2,476,209
Quad/Graphics Inc., Term Loan B, 5.50%, 7/02/16	United States	992,500	994,145
			10,626,319
Consumer Services 7.9%			
24 Hour Fitness Worldwide Inc., Term Loan B, 6.75%, 4/22/16	United States	1,985,000	1,967,135
Affinion Group Inc., Tranche B Term Loan, 5.00%, 10/09/16	United States	3,548,779	3,557,650
Bright Horizons Family Solution Inc., Term Loan B, 7.50%, 5/21/15	United States	1,779,436	1,792,411
Burger King Holdings Inc., Tranche B Term Loan, 4.50%, 10/19/16	United States	2,733,150	2,732,896
Caesars Entertainment Operating Co. Inc.,			
Term Loan B-2, 3.303%, 1/28/15	United States	1,500,000	1,391,953
Term Loan B-4, 9.50%, 10/31/16	United States	2,460,013	2,586,396
Cedar Fair LP, U.S. Term Loan 1, 4.00%, 12/15/17	United States	1,522,522	1,531,892
ClubCorp Club Operations Inc., Term Loan B, 6.00%, 11/30/16	United States	728,175	735,002
Education Management LLC, Tranche C-2, 4.313%, 6/01/16	United States	2,382,756	2,335,287
Laureate Education Inc.,			
Closing Date Term Loan, 3.554%, 8/18/14	United States	1,958,994	1,943,691
Delayed Draw Term Loan, 3.554%, 8/18/14	United States	293,313	291,022
Series A New Term Loans, 7.00%, 8/18/14	United States	1,083,500	1,089,369
SeaWorld Parks & Entertainment Inc., Term B Loan, 4.00%, 8/17/17	United States	857,850	864,284
Six Flags Theme Parks Inc., Tranche B Term Loan, 5.25%, 6/30/16	United States	2,870,130	2,898,114
Visant Corp., Term Loan B, 5.25%, 12/22/16	United States	3,990,000	3,991,496
			29,708,598

20 | Annual Report

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
[g,i] **Senior Floating Rate Interests (continued)**			
Diversified Financials 2.0%			
Asurion LLC, Tranche B-2 Incremental Term Loan, 6.75%, 3/31/15	United States	1,506,225	$ 1,528,011
FIG LLC, Term Loan, 5.75%, 10/07/15	United States	1,856,250	1,893,375
TransUnion LLC/TransUnion Corp., Term Loan, 4.75%, 2/10/18	United States	3,980,000	4,000,398
			7,421,784
Energy 0.5%			
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	1,894,960	1,937,596
Food & Staples Retailing 0.5%			
Rite Aid Corp., Tranche 5 Term Loan, 4.50%, 3/03/18	United States	1,914,111	1,898,161
Food, Beverage & Tobacco 1.8%			
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	2,700,000	2,705,273
Dole Food Co. Inc., Tranche B-1 Term Loan, 5.50%, 3/02/17	United States	559,059	562,682
Michael Foods Group Inc., Term Loan B, 4.25%, 2/25/18	United States	2,007,134	2,021,184
Solvest Ltd. (Dole), Tranche C-1 Term Loan, 5.00% - 5.50%, 3/02/17	Bermuda	1,388,562	1,397,562
			6,686,701
Health Care Equipment & Services 5.6%			
Bausch & Lomb Inc.,			
Delayed Draw Term Loan, 3.496%, 4/28/15	United States	321,018	321,018
Parent Term Loan, 3.496% - 3.557%, 4/28/15	United States	1,320,466	1,320,466
[h] Carestream Health Inc., Term Loan B, 5.75%, 2/25/17	United States	4,000,000	3,920,624
Community Health Systems Inc.,			
Delayed Draw Term Loan, 2.561%, 7/25/14	United States	82,774	81,991
Extend Term Loan, 3.811%, 1/25/17	United States	808,105	807,550
Term Loan, 2.561%, 7/25/14	United States	1,608,308	1,593,100
DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	1,396,500	1,404,724
DJO Finance LLC, Term Loan B, 3.246%, 5/20/14	United States	1,103,805	1,098,746
Fresenius SE,			
Tranche C1 Dollar Term Loan, 3.50%, 9/10/14	Germany	413,690	414,980
Tranche C2 Term Loan, 3.50%, 9/10/14	Germany	236,310	236,900
Hanger Orthopedic Group Inc., Term C Loan, 4.00%, 12/01/16	United States	720,000	723,791
HCA Inc., Term Loan B-1, 2.557%, 11/18/13	United States	1,955,424	1,949,161
MedAssets Inc., Term Loan, 5.25%, 11/16/16	United States	997,500	1,005,397
Universal Health Services Inc., New Tranche B Term Loan, 4.00%, 11/15/16	United States	3,687,500	3,706,513
Vanguard Health Holding Co. II LLC, Initial Term Loan, 5.00%, 1/29/16	United States	2,498,375	2,508,763
			21,093,724
Household & Personal Products 1.2%			
Prestige Brands Inc., Term Loan B, 4.75%, 3/24/16	United States	1,072,447	1,084,065
Revlon Consumer Products Corp., Term Loan, 6.00%, 3/11/15	United States	1,980,000	1,990,255
Spectrum Brands Inc., New Term Loan, 5.00% - 6.25%, 6/17/16	United States	1,267,488	1,280,502
			4,354,822

Annual Report | 21

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
[g,i] Senior Floating Rate Interests (continued)			
Insurance 0.2%			
CNO Financial Group Inc., Term Loan, 7.50%, 9/30/16	United States	710,130	$ 717,231
Materials 8.3%			
Anchor Glass Container Corp., First Lien Term Loan, 6.00%, 3/02/16	United States	2,509,139	2,534,231
Celanese U.S. Holdings LLC, Term Loan C, 3.303%, 10/31/16	United States	2,048,537	2,061,199
Graham Packaging Co. LP,			
Term Loan C, 6.75%, 4/05/14	United States	1,723,578	1,737,045
Term Loan D, 6.00%, 9/23/16	United States	1,323,350	1,335,756
Huntsman International LLC,			
Term Loan B, 1.783% - 1.804%, 4/19/14	United States	528,654	522,707
Extended Term Loan B, 2.783% - 2.804%, 4/19/17	United States	1,422,465	1,414,759
Momentive Specialty Chemicals BV (Hexion), Tranche C-2B Term Loan, 4.063%, 5/03/15	Netherlands	681,805	675,697
Momentive Specialty Chemicals Inc. (Hexion),			
Tranche C-1B Term Loan, 4.063%, 5/03/15	United States	1,531,915	1,518,193
Tranche C-4B Term Loan, 4.063%, 5/03/15	United States	479,069	478,518
Nexeo Solutions LLC, Initial Loan, 5.00%, 9/09/17	United States	1,070,000	1,072,898
Oxbow Carbon LLC, Tranche B-1 Term Loan, 3.746% - 3.807%, 5/08/16	United States	2,490,093	2,506,436
Reynolds Group Holdings Inc, U.S. Term Loan, 4.25%, 2/09/18	United States	4,140,000	4,164,033
Rock-Tenn Co., Term Loan B, 5.00%, 5/31/18	United States	860,000	866,220
Rockwood Specialties Group Inc., Term Loan, 3.75%, 2/10/18	United States	1,268,899	1,280,399
Smurfit-Stone Container Enterprises, Term Loan, 6.75%, 7/16/16	United States	2,044,172	2,054,074
Styron S.A.R.L., Term Loan B, 6.00%, 8/02/17	Luxembourg	1,885,275	1,898,432
Univar Inc., Term B Loan, 5.00%, 6/30/17	Netherlands	3,900,225	3,920,424
[h] Walter Energy Inc., Term Loan B, 5.25%, 4/01/18	United States	1,000,000	1,007,750
			31,048,771
Media 4.0%			
Bresnan Broadband Holdings LLC, Term Loan B, 4.50%, 12/14/17	United States	1,426,425	1,437,570
Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	2,336,121	2,085,474
Gray Television Inc., Term Loan B, 3.76%, 12/31/14	United States	1,498,479	1,487,943
Newsday LLC, Floating Rate Term Loan, 6.553%, 8/01/13	United States	2,400,000	2,451,000
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	1,390,567	1,096,810
TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	1,226,925	1,237,405
Univision Communications Inc., Extended First Lien Term Loan, 4.496%, 3/31/17	United States	2,622,443	2,559,691
UPC Financing Partnership,			
Term Loan T, 3.761%, 12/31/16	Netherlands	551,746	553,298
Term Loan X, 3.761%, 12/31/17	Netherlands	1,897,847	1,901,800
			14,810,991

22 | Annual Report

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
B,i Senior Floating Rate Interests (continued)			
Pharmaceuticals, Biotechnology & Life Sciences 1.3%			
h Grifols Inc., U.S. Tranche B Term Loan, 6.50%, 11/23/16	Spain	1,960,000	$ 1,976,735
h Warner Chilcott Co. LLC,			
Term A Loan, 5.25%, 3/17/16	Puerto Rico	1,920,000	1,923,999
Term B-1 Loan, 5.50%, 3/15/18	Puerto Rico	511,968	514,954
Term B-2 Loan, 5.50%, 3/15/18	Puerto Rico	255,984	257,477
h WC Luxco S.A.R.L., Term B-3 Loan, 6.50%, 3/15/18	Luxembourg	351,978	354,031
			5,027,196
Retailing 2.8%			
Amscan Holdings Inc., Term Loan B, 6.75%, 12/02/17	United States	1,542,250	1,554,588
General Nutrition Centers Inc., Tranche B Term Loan, 4.25%, 3/02/18	United States	1,720,000	1,722,408
J. Crew Group Inc., Term Loan B, 4.75%, 3/07/18	United States	1,320,000	1,317,285
Jo-Ann Stores Inc., Initial Loan, 4.75%, 3/18/18	United States	3,000,000	2,980,125
Petco Animal Supplies Inc., New Loans, 4.50%, 11/24/17	United States	1,871,100	1,878,610
Pilot Travel Centers LLC., Initial Tranche B Term Loan, 4.25%, 3/30/18	United States	970,000	974,850
			10,427,866
Software & Services 3.5%			
h Attachmate Corp., Term Loan, 7.25%, 2/25/17	United States	1,380,000	1,374,825
Fidelity National Information Services Inc., Term Loan B, 5.25%, 7/18/16	United States	2,985,000	3,006,456
Fifth Third Processing Solutions LLC, Term Loan B, 5.50%, 11/03/16	United States	488,775	493,663
First Data Corp., Term Loan B-2, 3.002%, 9/24/14	United States	3,280,430	3,148,189
Ship U.S. Bidco Inc. (RBS Worldpay), Facility B2A Loan, 6.25%, 10/13/17	United States	630,000	634,462
Springboard Finance LLC (Skype), New Dollar Term Loan, 7.00%, 2/23/15	United States	921,500	925,624
SunGard Data Systems Inc.,			
Tranche A U.S. Term Loan, 2.004% - 2.009%, 2/28/14	United States	115,419	114,805
Tranche B U.S. Term Loan, 3.912% - 3.937%, 2/28/16	United States	3,245,566	3,258,318
			12,956,342
Technology Hardware & Equipment 0.6%			
Flextronics International USA Inc.,			
A Closing Date Loan, 2.504% - 2.511%, 10/01/14	United States	1,799,036	1,791,005
A-1-A Delayed Draw Term Loan, 2.504%, 10/01/14	United States	516,964	514,656
			2,305,661
Telecommunication Services 1.8%			
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18	Luxembourg	3,602,062	3,630,476
NTELOS Inc., Term B Advance, 4.00%, 8/07/15	United States	2,014,892	2,021,189
West Corp., Term Loan B-4, 4.553% - 4.707%, 7/15/16	United States	1,231,140	1,237,516
			6,889,181

Annual Report | 23

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
g,i **Senior Floating Rate Interests (continued)**			
Transportation 0.8%			
Hertz Corp.,			
Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000	$ 982,500
Tranche B Term Loan, 3.75%, 3/11/18	United States	2,000,000	2,004,162
			2,986,662
Utilities 1.6%			
Calpine Corp., Term Loan, 4.50%, 4/01/18	United States	2,720,000	2,735,678
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.746% - 3.803%, 10/10/14	United States	3,889,717	3,283,337
			6,019,015
Total Senior Floating Rate Interests (Cost $191,025,299)			194,152,978
Foreign Government and Agency Securities 2.1%			
g,k Government of Argentina, senior bond, FRN, 0.467%, 8/03/12	Argentina	3,000,000	730,500
Government of Malaysia, senior bond, 3.833%, 9/28/11	Malaysia	6,800,000 MYR	2,262,199
Government of Poland, 4.75%, 4/25/12	Poland	4,790,000 PLN	1,689,931
Korea Treasury Bond,			
4.75%, 12/10/11	South Korea	2,250,000,000 KRW	2,073,577
4.25%, 12/10/12	South Korea	1,190,000,000 KRW	1,097,126
Total Foreign Government and Agency Securities (Cost $7,090,721)			7,853,333
Asset-Backed Securities and Commercial Mortgage-Backed Securities 7.5%			
Banks 5.0%			
Banc of America Commercial Mortgage Inc., 2005-3, A2, 4.501%, 7/10/43	United States	2,068,487	2,068,688
b,g Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.005%, 11/15/15	United States	1,968,554	1,864,325
Citigroup Commercial Mortgage Trust, 2008-C7, A4, 6.099%, 12/10/49	United States	700,000	769,153
g Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, A3, FRN, 5.222%, 7/15/44	United States	3,000,000	3,154,255
GS Mortgage Securities Corp. II,			
2003-C1, A3, 4.608%, 1/10/40	United States	400,000	417,293
g 2006-GG6, A4, FRN, 5.553%, 4/10/38	United States	470,000	504,606
g Homebanc Mortgage Trust, 2005-4, A1, FRN, 0.52%, 10/25/35	United States	892,097	684,329
LB-UBS Commercial Mortgage Trust, 2005-C1, A2, 4.31%, 2/15/30	United States	229,511	229,573
g Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN, 3.00%, 7/25/34	United States	85,447	28,112
g Morgan Stanley ABS Capital I Inc. Trust,			
2003-HE3, B1, FRN, 5.20%, 10/25/33	United States	615,683	197,298
2003-NC10, B1, FRN, 5.20%, 10/25/33	United States	369,929	98,124
b,g Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A, FRN, 0.335%, 6/15/20	United States	5,942,157	5,532,862

24 | Annual Report

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Banks (continued)			
Wells Fargo Mortgage Backed Securities Trust,			
[g]2004-W, A9, FRN, 2.762%, 11/25/34	United States	953,487	$ 951,805
2007-3, 3A1, 5.50%, 4/25/37	United States	2,203,570	2,298,329
			18,798,752
Diversified Financials 2.5%			
[b,g]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.312%, 11/25/20	Cayman Islands	530,000	466,368
[g]Argent Securities Inc., 2003-W5, M4, FRN, 4.00%, 10/25/33	United States	939,035	404,743
[b,g]Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN, 1.304%, 8/01/16	Cayman Islands	1,868,573	1,755,048
[b,g]Babson CLO Ltd., 2005-2A, A1, 144A, FRN, 0.553%, 7/20/19	Cayman Islands	876,578	839,170
[b,g]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.65%, 3/11/21	Cayman Islands	457,000	363,841
[g]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.75%, 2/25/35	United States	1,067,971	928,044
[g]Citigroup Commercial Mortgage Trust, 2007-C6, AM, FRN, 5.698%, 6/10/17	United States	820,000	829,999
[b,g]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.303%, 10/15/21	Cayman Islands	310,000	270,759
[b,g]Commercial Industrial Finance Corp., 2007-3A, A1J, FRN, 144A, 0.703%, 7/26/21	Cayman Islands	640,000	524,595
[g]GSAMP Trust, 2003-AHL, B1, FRN, 6.25%, 10/25/33	United States	881,520	406,130
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP2, AM, 4.78%, 7/15/42	United States	200,000	207,832
[b,g]MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.809%, 12/21/17	United States	500,000	448,543
[g]Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 4.75%, 3/25/33	United States	536,428	48,074
[g,l]New Century Home Equity Loan Trust, 2003-2, M3, FRN, 5.80%, 1/25/33	United States	581,701	22,023
[g]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 3.55%, 11/25/33	United States	612,061	312,457
[g]Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN, 4.00%, 11/25/34	United States	180,542	78,310
[g]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.125%, 4/25/33	United States	13,987	1,781
[b,g]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.529%, 8/01/22	Cayman Islands	1,664,800	1,519,546
			9,427,263
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $30,156,590)			28,226,015
Mortgage-Backed Securities 32.5%			
[g]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.2%			
FHLMC, 2.827%, 5/01/34	United States	838,476	847,915

Annual Report | 25

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 11.4%			
[h]FHLMC Gold 15 Year, 4.50%, 4/01/24	United States	2,160,000	$ 2,262,600
[h]FHLMC Gold 15 Year, 5.00%, 4/01/24	United States	4,590,000	4,871,854
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	111,745	121,325
FHLMC Gold 15 Year, 6.00%, 3/01/14	United States	664,486	721,487
[h]FHLMC Gold 30 Year, 4.00%, 4/01/41	United States	5,000,000	4,910,940
[h]FHLMC Gold 30 Year, 4.50%, 4/01/40	United States	2,730,000	2,774,362
[h]FHLMC Gold 30 Year, 5.00%, 4/01/39	United States	2,525,000	2,635,469
[h]FHLMC Gold 30 Year, 5.50%, 4/01/39	United States	7,500,000	8,000,392
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/33	United States	1,752,141	1,927,869
[h]FHLMC Gold 30 Year, 6.00%, 4/01/39	United States	9,660,000	10,494,682
[h]FHLMC Gold 30 Year, 6.50%, 3/01/38 - 4/01/39	United States	1,814,907	2,031,589
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	498,245	571,873
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	64,573	76,305
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	1,106,242	1,333,852
			42,734,599
[g]**Federal National Mortgage Association (FNMA) Adjustable Rate 0.4%**			
FNMA, 2.10%, 7/01/34	United States	1,332,872	1,389,031
FNMA, 5.965%, 6/01/32	United States	37,356	39,596
			1,428,627
Federal National Mortgage Association (FNMA) Fixed Rate 18.3%			
FNMA 15 Year, 3.50%, 1/01/26	United States	2,905,531	2,918,160
[h]FNMA 15 Year, 5.00%, 4/01/25	United States	1,170,000	1,243,125
FNMA 15 Year, 5.50%, 7/01/20	United States	1,819,093	1,975,603
[h]FNMA 15 Year, 5.50%, 4/01/24	United States	8,354,000	9,036,681
FNMA 15 Year, 6.00%, 6/01/17	United States	1,242,113	1,352,932
FNMA 15 Year, 6.50%, 7/01/20	United States	49,078	52,578
FNMA 30 Year, 4.00%, 2/01/41	United States	1,057,865	1,042,065
FNMA 30 Year, 4.00%, 2/01/41	United States	4,980,692	4,907,858
[h]FNMA 30 Year, 4.00%, 3/01/41	United States	12,025,000	11,829,594
FNMA 30 Year, 4.50%, 9/01/40	United States	5,672,405	5,782,464
[h]FNMA 30 Year, 4.50%, 4/01/39 - 2/01/41	United States	4,034,243	4,109,813
[h]FNMA 30 Year, 5.00%, 4/01/39	United States	1,805,000	1,888,481
[h]FNMA 30 Year, 5.50%, 4/01/39	United States	4,798,000	5,131,615
FNMA 30 Year, 6.00%, 4/01/33 - 7/01/36	United States	1,147,077	1,257,651
[h]FNMA 30 Year, 6.00%, 4/01/39	United States	11,540,000	12,551,550
[h]FNMA 30 Year, 6.50%, 8/01/32 - 4/01/39	United States	2,739,175	3,078,206
FNMA 30 Year, 7.00%, 9/01/18	United States	161,701	184,240
FNMA 30 Year, 8.00%, 10/01/29	United States	172,527	201,392
FNMA 30 Year, 8.50%, 8/01/26	United States	231,307	271,288
			68,815,296
Government National Mortgage Association (GNMA) Fixed Rate 2.2%			
[h]GNMA I SF 30 Year, 5.50%, 4/01/39	United States	5,910,000	6,400,347
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	1,067,408	1,208,907

26 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
Government National Mortgage Association (GNMA) Fixed Rate (continued)			
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	151,500	$ 173,894
GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32	United States	286,348	336,565
			8,119,713
Total Mortgage-Backed Securities (Cost $121,174,081)			121,946,150
Total Investments before Short Term Investments (Cost $528,135,825)			542,587,019
Short Term Investments 5.4%			
Foreign Government and Agency Securities (Cost $1,752,786) 0.5%			
[m] Egypt Treasury Bills, 6/07/11 - 2/21/12	Egypt	11,675,000 EGP	1,821,675
Total Investments before Money Market Funds (Cost $529,888,611)			544,408,694
		Shares	
Money Market Funds (Cost $18,398,878) 4.9%			
[a,n] Institutional Fiduciary Trust Money Market Portfolio	United States	18,398,878	18,398,878
Total Investments (Cost $548,287,489) 150.1%			562,807,572
Preferred Shares (24.0)%			(90,000,000)
Other Assets, less Liabilities (26.1)%			(97,791,468)
Net Assets Applicable to Common Shares 100.0%			$375,016,104

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a] Non-income producing.

[b] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2011, the aggregate value of these securities was $102,469,743, representing 27.32% of net assets.

[c] Income may be reflected in the redemption value or received in additional securities and/or cash.

[d] See Note 9 regarding defaulted securities.

[e] Perpetual security with no stated maturity date.

[f] Income may be received in additional securities and/or cash.

[g] The coupon rate shown represents the rate at period end.

[h] A portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced basis. See Note 1(c).

[i] At March 31, 2011, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[j] See Note 1(f) regarding senior floating rate interests.

[k] The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

[l] The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

[m] The security is traded on a discount basis with no stated coupon rate.

[n] See Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | 27

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2011 (continued)

At March 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

28 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2011 (continued)

At March 31, 2011, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Franklin Templeton Limited Duration Income Trust

Financial Statements

Statement of Assets and Liabilities

March 31, 2011

Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$529,888,611
Cost - Sweep Money Fund (Note 8)	18,398,878
Total cost of investments	$548,287,489
Value - Unaffiliated issuers	$544,408,694
Value - Sweep Money Fund (Note 8)	18,398,878
Total value of investments	562,807,572
Cash	530,874
Receivables:	
Investment securities sold	7,371,980
Interest	4,755,137
Unrealized appreciation on forward exchange contracts	124,376
Unrealized appreciation on swap contracts	53,924
Total assets	575,643,863
Liabilities:	
Payables:	
Investment securities purchased	107,164,100
Affiliates	328,827
Distributions to common shareholders	2,222,223
Distributions to preferred shareholders	40,837
Swaps (premiums received $23,750)	23,496
Unrealized depreciation on forward exchange contracts	734,432
Accrued expenses and other liabilities	113,844
Total liabilities	110,627,759
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)] (Note 3)	90,000,000
Net assets applicable to common shares	$375,016,104
Net assets applicable to common shares consist of:	
Paid-in capital	$380,512,410
Undistributed net investment income	584,114
Net unrealized appreciation (depreciation)	13,974,986
Accumulated net realized gain (loss)	(20,055,406)
Net assets applicable to common shares	$375,016,104
Common shares outstanding	26,773,772
Net asset value per common share	$14.01

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin Templeton Limited Duration Income Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Year Ended March 31, 2011	Year Ended March 31, 2010
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 26,262,994	$ 24,902,653
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	16,068,343	3,715,009
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	1,360,578	87,431,296
Distributions to preferred shareholders from net investment income	(1,414,497)	(1,387,686)
Net increase (decrease) in net assets applicable to common shares resulting from operations	42,277,418	114,661,272
Distributions to common shareholders from net investment income	(28,058,912)	(25,542,177)
Net increase (decrease) in net assets	14,218,506	89,119,095
Net assets applicable to common shares:		
Beginning of year	360,797,598	271,678,503
End of year	$375,016,104	$360,797,598
Undistributed net investment income included in net assets:		
End of year	$ 584,114	$ 688,674

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

Annual Report | 33

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

34 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract (or other agreed upon amount) from the seller. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation

Annual Report | 35

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

36 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of March 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 37

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of common shares authorized (without par value). During the years ended March 31, 2011 and 2010, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. AUCTION RATE PREFERRED SHARES

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the year ended March 31, 2011; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended March 31, 2011, the dividends on Preferred Shares ranged from 1.474% to 1.581%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2011, all requirements were met.

38 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2011, there were no credits earned.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2011, the capital loss carryforwards were as follows:

During the year ended March 31, 2011, the Fund utilized $10,179,798 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as ordinary income on the first day of the following fiscal year. At March 31, 2011, the Fund deferred realized currency losses of $87,122.

The tax character of distributions paid during the years ended March 31, 2011 and 2010, was as follows:

Annual Report | 39

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

At March 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, swaps, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, and swaps.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2011, aggregated $1,397,339,165 and $1,401,299,816, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2011, the Fund had 67.57% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

40 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

9. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2011, the value of this security represents less than 0.05% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

10. OTHER DERIVATIVE INFORMATION

At March 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended March 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Annual Report | 41

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of March 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

42 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 43

Franklin Templeton

Limited Duration Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Limited Duration Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California May 18, 2011

44 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Tax Designation (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $21,866,661 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2011.

Annual Report | 45

Franklin Templeton Limited Duration Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	130	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	106	ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	130	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				

46 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	106	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2003	130	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 2003	50	None
Principal Occupation During Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				

Annual Report | 47

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer	Since 2004	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				

48 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2003	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 49

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to March 31, 2011, Frank W.T. LaHaye ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

50 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

Annual Report | 51

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showing its investment performance in comparison with a performance universe consisting of the Fund and all leveraged, closed-end, BBB-rated corporate debt funds as selected by Lipper during 2010 and the six previous calendar years during which the Fund has been in operation. Such report considers both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s income return for 2010 to be in the second-highest quintile of such performance universe and its income return on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, and the middle quintile of such universe for the previous five-year period. The Lipper report showed the Fund’s 2010 total return to be in the second-lowest quintile in such performance universe, and on an annualized basis to be in the second-highest quintile of such universe for the previous three-and five-year periods. In discussing such performance, management pointed out that such comparative performance largely reflected the fact that while Lipper placed it in a general corporate debt

52 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

(BBB-rated) universe category, the Fund’s three primary asset classes are high yield corporate bonds, leveraged bank loans, and mortgage and other asset backed securities, which performed differently. The Board took such explanation into account in finding the Fund’s overall performance to be acceptable and noted that the Fund’s annualized income and total return for the five-year period exceeded 8% and 7.5%, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and four other leveraged, closed-end, BBB rated corporate debt funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed that the Fund’s contractual investment management fee rate was the second highest in its Lipper expense group, but within 10 basis points of its Lipper expense group median, while its actual total expense ratio, including investment related expenses and taxes, was the lowest of such expense group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, such cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely

Annual Report | 53

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

54 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by NYSE Amex’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2010. Additionally, the Fund expects to file, on or about May 27, 2011, such certifications with its Form N-CSR for the year ended March 31, 2011.

Annual Report | 55

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $48,724 for the fiscal year ended March 31, 2011 and $45,607 for the fiscal year ended March 31, 2010.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $13,167 for the fiscal year ended March 31, 2011 and $12,600 for the fiscal year ended March 31, 2010. The services for which fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $60,000 for the fiscal year ended March 31, 2011 and $2,000 for the fiscal year ended March 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments, and derivative instruments.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $136 for the fiscal year ended March 31, 2011 and $0 for the fiscal year ended March 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $144,664 for the fiscal year ended March 31, 2011 and $0 for the fiscal year ended March 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the

Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $217,967 for the fiscal year ended March 31, 2011 and $14,600 for the fiscal year ended March 31, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: J. Michael Luttig, Frank A. Olson and John B. Wilson.

Item 6. Schedule of Investments.

N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis &

Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the investment manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, the rules thereunder or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment Manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights.

However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The investment manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the investment manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the investment manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the investment manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the investment manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com.

Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 26, 2011 the portfolio managers of the Fund are as follows:

Roger Bayston, CFA, Richard Hsu, Christopher Molumphy, CFA and Eric G. Takaha, CFA, serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Hsu has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1996.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2011.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre- tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

  Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation

Portfolio managers may

also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes

in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLTON LIMITED DURATION INCOME TRUST

By /s/ Laura F. Fergerson
      Laura F. Fergerson
      Chief Executive Officer - Finance
      and Administration
Date May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
      Laura F. Fergerson
      Chief Executive Officer - Finance
      and Administration
Date May 26, 2011

By /s/ GASTON GARDEY
       Gaston Gardey
       Chief Financial Officer and
       Chief Accounting Officer
Date May 26, 2011